SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[x]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to (ss.) 240.14a-11(c) or (ss.) 240.14a-12

                     Bull & Bear Municipal Income Fund, Inc.
             ------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


       -------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)        Title of each class of securities to which transaction applies:
     (2)        Aggregate number of securities to which transaction applies:
     (3)        Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)          Proposed maximum aggregate value of transaction:
     (5)          Total fee paid:
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)   Amount Previously Paid:
     (2)   Form, Schedule or Registration Statement No.:
     (3)   Filing Party:
     (4)   Date Filed:


Notes:





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                     BULL & BEAR MUNICIPAL INCOME FUND, INC.


                               IMPORTANT REMINDER



                                                              August 21, 1998


Dear Stockholder:

         We have previously mailed to you proxy materials relating to the Special Meeting of Stockholders of Bull & Bear Municipal Income Fund, Inc. to be held on Monday, August 31, 1998.

         According to our latest records, we have not received your proxy card for this important meeting. Regardless of the number of shares you own, it is important that they are represented and voted at the meeting. If you have not already mailed your proxy card, please take a moment to sign, date and mail the enclosed duplicate proxy card promptly in the return envelope provided for your convenience.

         For the reasons set forth in the Proxy Statement dated July 17, 1998, the Fund's Board of Directors unanimously recommends that stockholders vote FOR proposals 1, 2 and 3.

         Thank you for your cooperation and continued support.


                                                    Sincerely,


                                                    The Board of Directors


TIME IS SHORT. PLEASE ACT TODAY TO AVOID UNNECESSARY SOLICITATION COSTS FOR YOUR FUND.